THE MANAGERS FUNDS

Supplement dated June 4, 2001 to the Prospectus and Statement of Additional Information dated May 1, 2001

The following information supersedes that contained in the Prospectus and Statement of Additional Information with respect to the following Fund:

Managers Capital Appreciation Fund

Effective June 4, 2001, Holt-Smith & Yates Advisors,
Inc. ("Holt-Smith & Yates"), located at 2810 Crossroads
Drive, Suite 4900, Madison, Wisconsin, will replace Roxbury
Capital Management, LLC as a sub-adviser for Managers
Capital Appreciation Fund. Essex Investment Management
Company, LLC ("Essex") will remain as the other sub-adviser for the Fund. Holt-Smith & Yates will be paid the same fee as Essex on the Fund, 0.40% per annum of the average daily net assets that Holt-Smith & Yates manages.

As of March 31, 2001, Holt-Smith & Yates had approximately
$500 million in assets under management. Holt-Smith & Yates was formed in 1987 and is 100% owned and managed by Marilyn Holt-Smith and Kristin Yates.

Kristin Yates will manage the portion of Managers Capital
Appreciation Fund that Holt-Smith & Yates manages.  Ms.
Yates is a founder and Managing Director of Holt-Smith &
Yates. She also serves as Director of Equity Investments and is a member of the firm's fixed income team.

June 4, 2001